SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2020

COMMUNITY FIRST BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Federal	001-38074	82-1147778
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3175 Highway 278, Covington, Georgia		30014
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 786-7088

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on January 10, 2020, Community First Bancshares, Inc. (the “Company”) and its wholly owned subsidiary, Newton Federal Bank, completed their acquisition of ABB Financial Group, Inc. (“ABB”) and its wholly owned subsidiary, Affinity Bank. The acquisition was consummated in accordance with an Agreement and Plan of Merger, dated as of August 19, 2019, by and between the Company, ABB and Community Interim Corporation, which had been formed to facilitate the acquisition.

This Form 8-K amendment provides certain financial information of ABB and certain pro forma financial information of the Company combined with ABB as required by Securities and Exchange Commission Rules.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.2 are the audited financial statements of ABB as of and for the years ended December 31, 2018 and 2017. Attached hereto as Exhibit 99.3 are the unaudited financial statements of ABB as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018.

(b)     Pro Forma Financial Information

Attached hereto as Exhibit 99.4 is the required unaudited pro forma financial information of the Company as of September 30, 2019, for the nine months ended September 30, 2019 and for the year ended September 30, 2018 (the most recent fiscal year end of the Company).

(d)    Exhibits

Exhibit No.	Description

99.2	Audited financial statements of ABB as of and for the years ended December 31, 2018 and 2017

99.3	Unaudited financial statements of ABB as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018

99.4	Unaudited pro forma financial information of the Company as of September 30, 2019, for the nine months ended September 30, 2019 and for the year ended September 30, 2018 (the most recent fiscal year end of the Company)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY FIRST BANCSHARES, INC.

DATE: February 11, 2020	By:	/s/ Tessa M. Nolan
Tessa M. Nolan
Senior Vice President and Chief Financial Officer

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